CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   3/2/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,556
Total Outstanding Loan Balance	$1,064,675,737*	Min	Max
Average Loan Current Balance	$162,397	$4,936	$850,000
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	7.13%	3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	6.26%	2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.5%

1.  FICO

FICO	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
495 - 500	10	1,283,503	0.1	190,129	8.38	499.0	69.3	39.8	0.0	9.0	70.7	90.1	0.0
501 - 520	135	20,740,385	1.9	192,811	8.48	512.0	71.4	42.4	4.2	6.9	84.2	73.6	0.0
521 - 540	298	48,254,814	4.5	206,128	8.04	531.0	74.6	41.7	3.2	10.5	83.9	67.2	0.2
541 - 560	417	66,904,303	6.3	212,383	7.61	550.0	75.7	41.1	1.8	12.6	78.1	70.0	1.3
561 - 580	580	91,159,876	8.6	229,250	7.50	571.0	79.1	41.4	3.4	7.3	68.4	68.1	4.4
581 - 600	908	120,219,616	11.3	220,490	7.31	591.0	81.6	41.2	1.3	9.6	55.0	73.6	15.2
601 - 620	871	136,263,160	12.8	240,839	6.98	610.0	80.1	41.2	4.0	9.5	56.1	70.8	22.3
621 - 640	926	148,446,537	13.9	247,703	7.04	630.0	81.6	41.6	5.3	10.3	45.1	56.8	27.4
641 - 660	851	135,002,958	12.7	240,282	7.01	650.0	82.0	41.0	7.3	13.2	42.1	50.4	28.4
661 - 680	555	102,932,558	9.7	267,001	6.82	670.0	81.5	41.0	8.0	12.9	41.1	45.7	30.4
681 - 700	387	76,720,350	7.2	274,330	6.78	691.0	81.8	42.0	9.3	18.2	28.1	39.6	34.1
701 - 750	453	87,131,734	8.2	267,931	6.70	721.0	82.2	40.6	11.3	19.3	33.0	37.9	24.7
751 - 814	165	29,615,943	2.8	258,937	6.80	772.0	82.2	38.9	23.6	22.3	24.2	43.3	23.2
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

2. Original LTV

Original LTV	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
16.5 - 50.0	167	21,431,436	1.2	167,340	6.98	602.0	40.9	39.7	5.1	15.5	92.5	61.7	2.4
50.1 - 55.0	72	12,807,759	1.5	255,564	6.61	615.0	52.7	39.8	2.0	5.2	84.0	55.3	5.6
55.1 - 60.0	100	15,878,409	3.7	206,862	7.07	593.0	57.9	39.4	7.6	10.5	93.2	52.1	5.1
60.1 - 65.0	212	38,955,127	4.9	246,808	7.05	600.0	63.3	39.9	5.2	13.3	88.2	51.6	5.8
65.1 - 70.0	275	52,284,651	6.8	262,221	7.03	599.0	68.6	40.0	6.4	14.0	89.1	53.4	10.1
70.1 - 75.0	376	72,632,792	45.9	274,097	7.14	600.0	73.8	41.0	7.3	11.4	85.0	53.1	12.6
75.1 - 80.0	2,709	488,537,016	9.9	247,268	6.81	641.0	79.8	41.5	3.4	11.9	33.3	53.9	30.3
80.1 - 85.0	593	104,986,878	13.8	250,813	7.25	607.0	84.5	40.8	8.9	10.9	67.9	66.8	13.0
85.1 - 90.0	807	146,850,496	5.2	242,995	7.30	623.0	89.6	41.7	8.7	11.4	54.3	70.4	17.5
90.1 - 95.0	368	55,376,490	5.2	239,744	7.86	649.0	94.8	41.7	17.8	18.7	44.7	64.0	15.2
95.1 - 100.0	877	54,934,684	100.0	143,925	8.99	657.0	99.8	41.7	3.0	12.4	24.0	56.2	7.6
Total:	6,556	1,064,675,737		241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

3. DTI

DTI	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
<= 20.0	219	30,869,745	2.9		7.16	644.0	77.9	15.2	19.7	11.8	42.6	62.2	21.0
20.1 - 25.0	223	32,526,445	3.1	239,194	7.19	626.0	78.3	22.9	9.6	8.3	66.3	68.5	10.0
25.1 - 30.0	394	58,541,822	5.5	238,134	7.20	630.0	79.4	27.7	5.6	9.7	60.9	66.1	17.4
30.1 - 35.0	695	98,719,966	9.3	222,249	7.21	625.0	79.9	32.7	6.9	9.7	56.3	57.4	17.1
35.1 - 40.0	1,067	166,354,379	15.6	229,533	7.16	629.0	80.1	37.7	6.6	10.6	50.7	55.6	20.2
40.1 - 45.0	1,655	274,099,235	25.7	244,903	7.13	634.0	80.5	42.8	4.6	12.4	45.1	48.4	24.3
45.1 - 50.0	1,901	326,436,968	30.7	249,360	7.10	627.0	81.9	47.9	5.3	13.7	47.0	60.5	22.1
50.1 - 55.0	397	76,332,130	7.2	255,979	7.04	608.0	78.0	52.4	4.4	15.8	67.7	76.4	12.3
55.1 - 60.0	3	575,454	0.1	239,983	6.80	602.0	77.7	56.4	0.0	0.0	68.5	100.0	0.0
60.1- 78.0	2	219,593	0.0	110,542	7.07	662.0	86.4	71.5	45.9	0.0	45.9	100.0	0.0
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

4. Purpose

Purpose	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
Purchase	3,262	474,124,526	44.5	230,800	7.22	650.0	83.6	41.6	6.9	14.4	0.0	53.4	28.3
Refinance - Rate Term	359	50,985,843	4.8	201,749	7.15	617.0	80.0	40.9	6.8	9.1	0.0	73.5	11.9
Refinance - Cashout	2,935	539,565,369	50.7	255,133	7.06	611.0	77.6	40.9	5.1	10.6	100.0	60.7	14.5
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

5. Occupancy

Occupancy	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
Primary	6,082	1,001,093,480	94.0	243,381	7.09	626.0	80.3	41.4	0.0	10.9	51.1	58.2	21.5
Second Home	39	7,064,427	0.7	262,229	7.06	665.0	84.6	42.0	100.0	29.1	29.4	47.6	4.0
Investor	435	56,517,829	5.3	210,131	7.92	663.0	82.3	38.1	100.0	32.9	45.2	56.8	5.2
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

6. DocType

Doc Type	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
Full	4,138	618,324,404	58.1	226,912	7.01	617.0	80.9	41.2	5.7	11.1	53.0	100.0	21.8
Reduced	933	170,057,617	16.0	268,515	7.24	656.0	81.8	41.5	6.5	14.0	14.9	0.0	27.1
No Income/ No Asset	82	11,188,047	1.1	197,397	7.03	643.0	79.7	41.3	8.0	4.4	67.9	0.0	21.8
Stated Income / Stated Assets	1,403	265,105,668	24.9	261,023	7.38	636.0	78.4	41.0	6.1	13.9	67.5	0.0	13.4
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

7. Property Type

Property Type	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
Single Family Residence	5,345	832,967,090	78.2	235,151	7.13	625.0	80.3	41.0	4.4	0.0	52.7	60.0	20.2
Condo	350	53,292,691	5.0	216,214	7.14	634.0	81.2	41.8	8.3	100.0	43.3	58.5	24.7
2 Family	254	48,841,068	4.6	263,199	7.10	642.0	80.1	42.9	18.0	100.0	50.5	49.0	8.8
3-4 Family	116	27,875,235	2.6	302,647	7.56	664.0	80.5	42.2	26.5	100.0	33.6	49.5	12.7
PUD	491	101,699,653	9.6	282,095	7.06	636.0	80.7	41.5	6.0	0.0	43.1	49.2	28.9
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

8. Current Rate

Current Rate	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
3.800 - 9.500	5,691	1,021,836,137	96.0	247,664	6.99	629.0	80.1	41.2	5.8	12.3	51.4	58.0	21.4
9.501 - 10.000	190	14,311,987	1.3	154,168	9.78	598.0	85.2	41.1	16.1	12.6	33.0	65.0	1.3
10.001 - 10.500	142	8,273,908	0.8	92,712	10.31	584.0	84.4	40.2	12.0	8.4	50.9	68.3	0.0
10.501 - 11.000	172	8,202,204	0.8	72,118	10.83	617.0	92.5	40.9	6.1	4.5	30.4	41.8	0.0
11.001 - 12.000	277	9,631,651	0.9	64,881	11.56	604.0	93.6	41.3	2.1	8.5	25.6	57.2	0.0
12.001 - 13.000	43	1,575,451	0.1	55,565	12.50	607.0	93.6	43.4	14.4	23.0	5.8	46.4	0.0
13.001 - 14.250	41	844,398	0.1	30,952	13.63	596.0	98.5	45.2	0.0	9.9	12.8	81.0	0.0
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

9. Sched Bal

FICO	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
4,936.01 - 50,000.00	760	22,188,396	2.1	34,205	10.24	618.0	91.1	39.8	7.6	7.6	28.3	73.7	0.2
50,000.01 - 75,000.00	626	39,605,328	3.7	64,131	8.42	623.0	82.5	38.0	16.2	9.3	36.8	65.2	0.7
75,000.01 - 100,000.00	796	69,582,998	6.5	88,094	7.70	623.0	80.6	39.1	10.7	10.4	39.0	66.7	5.3
100,000.01 - 125,000.00	802	90,228,501	8.5	112,948	7.39	620.0	80.5	40.0	6.4	9.6	41.3	69.0	9.9
125,000.01 - 150,000.00	686	94,359,905	8.9	137,947	7.27	620.0	80.8	40.7	6.1	11.0	46.5	66.8	10.7
150,000.01 - 200,000.00	1,060	184,770,686	17.4	175,585	7.01	625.0	79.8	40.9	5.2	10.5	53.6	60.3	16.9
200,000.01 - 250,000.00	638	142,319,648	13.4	223,973	6.97	623.0	78.9	42.1	5.5	12.1	55.0	59.3	19.8
250,000.01 - 300,000.00	441	120,780,145	11.3	274,662	6.86	631.0	79.3	42.9	4.6	17.4	58.5	55.0	24.6
300,000.01 - 350,000.00	259	83,628,359	7.9	323,542	6.78	633.0	80.8	43.1	3.4	14.4	54.7	52.2	33.9
350,000.01 - 400,000.00	187	70,182,725	6.6	375,931	6.86	633.0	81.2	42.7	4.9	15.9	50.6	39.2	32.9
400,000.01 - 450,000.00	120	51,001,645	4.8	425,501	6.73	642.0	80.2	42.0	2.5	12.4	51.9	42.8	40.2
450,000.01 - 500,000.00	99	47,551,865	4.5	480,818	6.63	649.0	81.0	40.8	5.0	15.1	57.6	42.5	34.4
500,000.01 - 550,000.00	35	18,344,179	1.7	524,581	6.53	654.0	82.1	41.3	5.7	14.0	60.5	54.7	43.2
550,000.01 - 600,000.00	21	12,138,119	1.1	578,541	6.87	627.0	79.0	36.0	9.9	0.0	47.7	47.7	19.0
600,000.01 - 650,000.00	14	8,919,224	0.8	637,297	6.53	683.0	81.0	39.1	7.1	7.1	50.0	71.6	28.6
650,000.01 - 700,000.00	3	2,030,564	0.2	677,380	6.45	645.0	82.0	38.0	0.0	32.1	66.5	100.0	33.5
700,000.01 - 850,000.00	9	7,043,451	0.7	785,889	7.09	628.0	74.3	40.2	11.6	0.0	67.7	67.3	67.0
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

10. State

FICO	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
California	1,037	271,795,283	25.5	327,662	6.69	634.0	77.1	42.2	3.8	10.6	56.5	51.4	40.2
Florida	829	124,695,159	11.7	208,916	7.33	630.0	80.5	40.7	7.2	12.6	50.8	50.0	12.5
New York	217	54,971,551	5.2	309,317	7.03	629.0	78.5	41.5	8.9	29.1	62.1	51.6	10.0
Texas	630	54,617,963	5.1	129,935	7.86	627.0	82.7	40.1	5.8	3.3	23.1	62.5	5.8
Nevada	235	50,403,275	4.7	265,755	7.07	639.0	79.6	41.5	11.1	3.2	48.9	44.1	26.2
Illinois	269	44,074,590	4.1	215,929	7.33	634.0	82.9	41.8	8.5	31.2	46.7	53.4	5.2
Maryland	179	34,920,086	3.3	249,452	7.15	609.0	79.9	41.2	2.2	6.1	67.5	69.4	11.9
New Jersey	138	32,947,973	3.1	290,581	7.24	609.0	79.6	42.6	8.0	26.6	73.4	49.8	6.4
Arizona	225	30,556,370	2.9	188,588	7.17	628.0	81.8	40.7	4.5	2.8	40.7	62.1	27.5
Virginia	185	29,510,945	2.8	243,306	7.21	611.0	80.8	39.9	1.5	4.7	55.3	59.6	10.1
Washington	173	27,988,609	2.6	204,266	6.74	643.0	80.6	41.0	3.1	8.2	49.3	66.9	31.4
Oregon	171	27,423,630	2.6	235,990	6.98	638.0	81.1	40.6	10.6	7.1	38.4	70.2	31.8
Massachusetts	103	25,301,970	2.4	285,894	6.94	624.0	77.2	44.3	3.9	47.7	53.9	68.2	9.2
Michigan	220	24,113,093	2.3	155,812	7.65	623.0	84.3	40.7	6.9	10.5	54.8	67.8	8.0
Georgia	196	23,920,523	2.2	181,352	7.50	617.0	84.8	39.6	8.2	4.3	46.8	74.6	20.5

Other	1,749	207,434,717	19.5	176,008	7.37	624.0	83.5	40.2	6.5	9.4	44.3	68.2	12.2
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

11. CA Summary

CA Summary	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO

CA-N	411	111,715,070	41.1	335,552	6.67	637.0	79.2	42.2	4.8	5.7	48.3	54.1	51.3
CA-S	626	160,080,213	58.9	322,155	6.71	631.0	75.6	42.2	3.0	13.9	62.3	49.4	32.4
Total:	1,037	271,795,283	100.0	327,662	6.69	634.0	77.1	42.2	3.8	10.6	56.5	51.4	40.2

12. Product Type

Product Type	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
Arm 2/28	3,336	570,514,786	53.6	231,210	7.23	618.0	80.9	41.4	7.8	13.6	49.8	52.6	0.0
Arm 2/28 IO	786	199,228,342	18.7	315,494	6.62	652.0	81.4	41.7	1.3	9.3	34.0	60.5	100.0
Arm 3/27	351	61,398,336	5.8	227,335	6.59	618.0	78.7	41.0	3.7	12.9	56.7	64.5	0.0
Arm 3/27 IO	55	12,260,617	1.2	287,125	6.53	641.0	80.4	41.3	3.3	9.8	53.0	73.1	100.0
Arm 5/25	32	6,390,554	0.6	245,887	6.83	636.0	80.9	40.3	11.7	36.9	60.7	53.6	0.0
Arm 5/25 IO	20	4,746,671	0.4	324,290	6.33	684.0	80.8	34.3	4.3	17.3	49.8	63.7	100.0
Balloon	311	14,522,929	1.4	79,987	10.44	642.0	97.9	41.4	0.0	10.0	17.8	43.8	0.0
Fixed	1,608	182,551,947	17.1	202,883	7.44	634.0	76.8	40.1	6.3	9.7	70.5	72.0	1.2
Other	57	13,061,555	1.2	292,752	6.57	636.0	83.3	43.9	11.4	16.9	67.3	36.7	0.0
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

13. LIEN_POS

LIEN_POS	COUNT	TOTAL SCHED_BAL	% SCHED_BAL	WA SCHED_BAL	WAC	WA FICO	WA LTV	WA DTI	% Non-Primary	Non-SFR PUD	% CASHOUT	FULL DOC	% IO
1st Lien	5,805	1,038,007,207	97.5	246,601	7.04	628.0	79.9	41.2	6.1	12.3	51.5	58.0	21.0
2nd Lien	751	26,668,530	2.5	52,582	10.73	631.0	99.1	42.1	1.5	9.5	17.6	62.0	0.0
Total:	6,556	1,064,675,737	100.0	241,741	7.13	628.0	80.4	41.2	6.0	12.2	50.7	58.1	20.5

18. WA MI coverage based on FICO and LTV buckets

					Loan-to-Value (LTV)
FICO
	<=55	55 - 60	60 - 65	65 - 70	70 - 75	75 - 80	80 - 85	85 - 90	90 - 95	95 - 100	> 100
NA	0	0	0.0	0	0.00	0.0	0.0	0.0	0.0	0.0	0.0
<=500	0	0	0.0	0	0.00	0.0	0.0	0.0	0.0	0.0	0.0
500 - 550	0	0	0.0	0	0.00	0.0	0.0	0.0	0.0	0.0	0.0
550 - 600	0	0	0.0	0	0.00	0.0	0.3	0.5	0.0	0.0	0.0
600 - 625	0	0	0.0	0	0.00	0.0	0.0	0.9	1.2	0.0	0.0
625 - 600	0	0	0.0	0	0.00	0.0	0.5	0.4	0.8	0.0	0.0
650 - 675	0	0	0.0	0	0.00	0.0	0.1	0.1	0.0	0.0	0.0
675 - 700	0	0	0.0	0	0.00	0.0	1.8	0.6	0.0	1.5	0.0
700 - 725	0	0	0.0	0	0.00	0.0	0.0	0.7	0.0	1.6	0.0
725 - 750	0	0	0.0	0	0.00	0.0	3.7	1.2	1.5	0.0	0.0
750 - 800	0	0	0.0	0	0.00	0.0	0.0	0.8	0.0	0.0	0.0
>800	0	0	0.0	0	0.00	0.0	0.0	0.0	0.0	0.0	0.0